MASSMUTUAL PREMIER FUNDS
MassMutual Short-Duration Bond Fund
(the “Fund”)
Supplement dated April 1, 2022 to the
Prospectus dated February 1, 2022 and the
Summary Prospectus dated February 1, 2022
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus. It should be retained and read in conjunction with the Prospectus and Summary Prospectus.
The following information replaces similar information for the Fund found under the heading Performance Information in the section titled Average Annual Total Returns on page 10 of the Prospectus:
	One Year	Five Years	Ten Years
Bloomberg U.S. Aggregate 1-3 Year Bond Index (reflects no deduction for fees, expenses, or taxes)	-0.49%	1.81%	1.38%
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
B3000M(YLC)-22-01
SDB-22-01